SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 21, 2004

OCTEL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdictions of Incorporation)	Commission File Number	(I.R.S. employer identification number)

Octel Corp., Global House, Bailey Lane, Manchester, UK		M90 4AA
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: 011 - 44 -161- 498 - 8889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 21, 2004, Octel Corp. entered into an agreement to acquire 100% of the outstanding share capital of Finetex Inc. for a purchase price of US$ 20 million. The acquisition is expected to close in January 2005.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release, dated December 21, 2004, announcing the acquisition of Finetex.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTEL CORP.

By:	/S/ PAUL W. JENNINGS
Name:	Paul W. Jennings
Title:	Executive Vice President and Chief Financial Officer

Date: December 21, 2004

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EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated December 21, 2004, announcing the acquisition of Finetex